Exhibit 10

                       SECURITY AGREEMENT
                  (Business or Consumer Goods)


NATIONAL CITY BANK      Customer No.  07-964-2   Robert Addington
ASHLAND, KENTUCKY       Loan No.    LC #1248     3513 Briarwood Dr.
1000 CARTER AVENUE      Loan Amount  $1,600,000  Ashland, KY  41101
ASHLAND, KENTUCKY 41101 Loan Date     2/15/93
                        Security Agreement       Debtor's Name
                        Date       8/19/93       and Address
Secured Party


This is a Security Agreement between the Debtor and the Secured party listed above as of the Security Agreement Date listed above. This Security Agreement secures an obligation in excess of $200.

1. Grant of Security Interest. Debtor hereby grants to Secured Party a security Party a security interest in all of Debtor's right, title and interest in and to the following described property, in any and all additions and accessories thereto, and in the proceeds of any sale or other disposition of that property, all of which are collectively referred to as the "Collateral".


VEHICLE, BOAT, APPLIANCE, EQUIPMENT

                                                          Motor or
Description     Manufacturer    Year     Make & Model    Serial No.


OTHER PROPERTY

ADDINGTON RESOURCES, INC. STOCK CERTIFICATE #AR-3137, 3138, 3139,
       400,000 Shares                     3140, 3141, 3142, 3143


   If checked, the above Collateral is or may become fixtures on the following described real estate:




and this Security Agreement/Financing Statement is to be filed in the same office as real estate records. If Debtor does not have an interest of record in the above real estate, the name of a record owner is:


2. Obligations Secured. The security interest created hereby secures payment and performance of (a) the indebtedness of Debtor evidenced by the note of Debtor in the Loan Amount and on the Loan Date listed above, all obligations contained therein and any replacements or substitutions thereof; (b) Debtor's obligations under this Security Agreement; and (c) any and all indebtedness, obligation or liability of Debtor to Secured Party, however evidenced, whether now existing or hereafter arising, direct or indirect, absolute or contingent, joint or several, and however owned, held or acquired by Security Party, provided that (i) the Collateral is not Household Goods as defined in 12 CFR 227.12(d);
(ii) the Collateral will not secure existing indebtedness, other than the Note described above, that is now used as your principal dwelling; and (iii) the Collateral will not secure future indebted-ness if it is used as your principal dwelling at the time of the future credit extension.

Debtor agrees that a carbon, photographic or other reproduction of this Security Agreement will be sufficient as a financing statement for recording purposes.

3. Representations and Warranties. To induce Secured Party to enter into this Security Agreement, Debtor represents, warrants and covenants as follows:

     (a) If Debtor is a corporation, then it is duly organized and existing under the laws of the state of its incorporation, and it has full power and authority to enter into this Security Agree-ment; and the execution, delivery and performance of this Security Agreement have been duly authorized.

     (b) If Debtor is a partnership, then it has full power and authority to enter into this Security Agreement, and the execution; delivery and performance of this Security Agreement have been duly authorized by all of the partners of this partnership.

     (c) If Debtor is an individual, then he has full power and authority to enter into this Security Agreement.

     (d) This Security Agreement has been duly entered into and delivered and constitutes a legal, valid and binding obligation of Debtor enforceable in accordance with its terms.

     (e) Debtor has good and marketable title to the Collateral, and the Collateral is not subject to any lien, charge, encumbrance, claim or security interest except the following:

(f)     The Collateral will be kept at the following location:

                     (Number and Street)

        (City)               (County)              (State)

If no address is here given, then the Collateral will be kept at the address first above given for Debtor. Debtor will not permit the Collateral to be kept or stored at any location other than that shown without the prior written consent of Secured Party.

     (g) Debtor's place(s) of business is (are): (If none, so state)


Debtor will immediately notify Secured Party in writing of any change in the location of Debtor's residence of place of business.

     (h) All financial statements, certificates or other information concerning Debtor's financial condition, or concerning the Collateral, have been in all respects accurate, true and correct.

     (i) The Collateral is intended for use primarily for (check one) Business Use or Consumer Use, and (check one) is or is not being acquired with the proceeds of one of the obligations secured by this Security Agreement. If the Collateral is being acquired with the proceeds of one of the obligations secured by this Security Agreement, Secured Party may disburse directly to the seller of the Collateral.

     THE PROVISIONS PRINTED ON THE REVERSE SIDE OF THE PAGE ARE A
PART OF THIS AGREEMENT AND ARE HEREBY INCORPORATED BY REFERENCE.

     IN WITNESS WHEREOF, Debtor and Secured Party have signed this Security Agreement on August 19, 1993.


SECURED PARTY:          DEBTOR:   ROBERT ADDINGTON
                                  (Type Name)
NATIONAL CITY BANK
1000 CARTER AVE.                  /s/ Robert Addington
ASHLAND, KY  41104